Ivy Variable Insurance Portfolios

Supplement dated August 24, 2020 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2020

as supplemented May 22, 2020

The shareholders of Ivy VIP Growth have approved a change in that Portfolio’s status from “diversified” to “non-diversified.” Therefore, effective immediately, the Statement of Additional Information is revised as follows:

∎	The following replaces the first two paragraphs of the “The Portfolios, Their Investments, Related Risks and Restrictions — Investment Restrictions” section on page 53:

Certain of the Portfolios’ investment restrictions are described in this SAI. Each of the Portfolios (other than Ivy VIP Energy, Ivy VIP Growth, Ivy VIP Natural Resources and Ivy VIP Science and Technology) is “diversified” as defined in the 1940 Act, and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Non-Fundamental Investment Restrictions —Diversification below. A Portfolio may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Each of Ivy VIP Energy, Ivy VIP Growth, Ivy VIP Natural Resources and Ivy VIP Science and Technology is “non-diversified” as defined in the 1940 Act. This means that each of those Portfolios may invest a greater portion of its assets in obligations of a single issuer or in several issuers.

∎

The following replaces the first paragraph of the “The Portfolios, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-Fundamental Investment Restrictions — Diversification” section on page 56:

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each Portfolio (other than Ivy VIP Energy, Ivy VIP Growth, Ivy VIP Natural Resources and Ivy VIP Science and Technology) may not with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

Supplement	Statement of Additional Information	1